Subsequent Events	12 Months Ended
Jul. 31, 2013
Subsequent Events
Subsequent Events

Note 13 — Subsequent Events

On September 18, 2013, the Company closed the September 2013 Public Offering and issued an aggregate of 47,792,000 shares of its common stock and warrants to purchase an aggregate of 23,896,000 shares of common stock for gross proceeds of approximately $11.95 million. The warrants have an exercise price of $0.35 per share, are exercisable immediately upon issuance and have a term of exercise equal to four years from the date of issuance of the warrants. After deducting for fees and expenses, the aggregate net proceeds to the Company from the sale of the common stock and the warrants in the September 2013 Public Offering were approximately $11.1 million.

In connection with the offering, the Company paid placement agent fees of (i) a cash fee equal to 6% of the gross proceeds of the offering, as well as a non-accountable expense allowance equal to 1% of the gross proceeds and (ii) warrants to purchase up to an aggregate of 5% of the aggregate number of shares of common stock sold in the offering, or 2,389,600 shares of our common stock (the “September 2013 Placement Agent Warrants”).  The September 2013 Placement Agent Warrants have substantially the same terms as the warrants issued to the purchasers in the offering, except that such warrants have an exercise price of $0.3125 and expire on September 13, 2018.